UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 13, 2006


                     Morgan Stanley Spectrum Technical L.P.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-26338                   13-3782231
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(State or Other Jurisdiction    (Commission File Number)        IRS Employer
     of Incorporation)                                       Identification No.)


c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                         10017
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 905-2700


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      On June 13, 2006, the Registrant, Demeter Management Corporation, the general partner of the Registrant, and Campbell & Company, Inc., a trading advisor for the Registrant, amended the Management Agreement, dated as of November 1, 1994, as amended by Amendment No. 1 to the Management Agreement, dated as of November 30, 2000, to incorporate certain confidentiality provisions. A copy of the amendment is filed hereto as Exhibit 10.02(b) and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

   (d) Exhibits.
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       Exhibit Number     Description
       --------------     -----------

       10.02(b) Amendment No. 2 to Management Agreement, dated as of June 13, 2006, by and among the Registrant, Demeter Management Corporation and Campbell & Company, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY SPECTRUM TECHNICAL L.P.

Date:  June 19, 2006             By:    Demeter Management Corporation
                                        as General Partner


                                    /s/ Walter Davis
                                 --------------------------------------------
                                 Name:  Walter Davis
                                 Title: President